                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 31, 2001


                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  001-12131                   13-3873272
 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)


                    8100 AMF Drive, Richmond, Virginia 23111
               (Address of principal executive offices) (Zip Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

On August 31, 2001, the registrant filed a proposed Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division. Copies of the Notice of Filing of Disclosure Statement, the Joint Plan of Reorganization and the Disclosure Statement for the Plan of Reorganization are attached as Exhibits 99.1, 99.2 and 99.3. A copy of the registrant's press release regarding these filings is attached as Exhibit 99.4.

The Disclosure Statement for the Joint Plan of Reorganization filed as an Exhibit to this Form 8-K may contain certain forward-looking statements and projections. Please refer to the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 filed on August 29, 2001 for disclosure relating to cautionary statements that qualify such forward-looking statements and projections.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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

Exhibit   Description
-------   -----------
99.1     Notice of Filing of Disclosure Statement dated August 31, 2001.
99.2     Debtors' Joint Plan of Reorganization dated August 31, 2001.
99.3     Disclosure Statement for Debtors' Joint Plan of Reorganization dated August 31, 2001.
99.4     Press Release dated August 31, 2001.
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                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      September 5, 2001      AMF BOWLING WORLDWIDE, INC.

                                  By:  /s/ Christopher F. Caesar
                                  ---------------------------------
                                  Christopher F. Caesar
                                  Senior Vice President and
                                  Chief Financial Officer